SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

Evergreen Institutional 100% Treasury Money Market Fund (the “Fund”)

                Effective July 31, 2009, the Fund will reopen to investors. This action lifts the temporary closure of the Fund to shareholders that was implemented on December 17, 2008. The Fund has a $50 million purchase limit per shareholder per day, but there are no restrictions on redemptions.

                In addition, as set forth in the Fund’s prospectus, Evergreen reserves the right to reject any purchase or exchange order. We will continue to review market conditions and supply in the Treasury market, and will make appropriate determinations about the Fund in the best interest of shareholders.

July 30, 2009	584902 (7/09)